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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): April 9, 2003


                         Hughes Electronics Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          0-26035                                     52-1106564
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


    200 North Sepulveda Boulevard
        El Segundo, California                          90245
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   (Address of Principal Executive offices)           (Zip Code)

                                 (310) 662-9688
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)

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Item 5. Other Events

        On April 9, 2003, General Motors Corporation ("GM") and its subsidiary Hughes Electronics Corporation ("Hughes"), together with The News Corporation Limited ("News"), announced the signing of definitive agreements that provide for the split-off of Hughes from GM and the simultaneous sale of GM's 19.9 percent (19.9%) economic interest in Hughes to News. In addition, pursuant to these agreements, News would acquire an additional 14.1 percent (14.1%) stake in Hughes from holders of GM Class H common stock through a merger of Hughes and a wholly-owned subsidiary of News, with Hughes as the surviving corporation. See the press release and the selected transaction documents identified as exhibits in Item 7 below, each of which is hereby incorporated by reference.

        In connection with the proposed transactions, GM, Hughes and News intend to file relevant materials with the Securities and Exchange Commission ("SEC"), including one or more registration statement(s) that contain a prospectus and proxy/consent solicitation statement. Because those documents will contain important information, holders of GM $1-2/3 common stock and GM Class H common stock are urged to read them, if and when they become available. When filed with the SEC, they (along with any other documents and reports filed by GM, Hughes or News with the SEC) will be available for free at the SEC's website, www.sec.gov, and GM stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from GM. Such documents are not currently available.

        GM, and its directors and executive officers, and Hughes, and certain of its executive officers, may be deemed to be participants in the solicitation of proxies or consents from the holders of GM $1-2/3 common stock and GM Class H common stock in connection with the proposed transactions. Information regarding the participants and their interest in the solicitation was filed pursuant to Rule 425 with the SEC by each of GM and Hughes on April 10, 2003. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy/consent solicitation statement if and when it becomes available.

        This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

   Exhibit No.       Exhibit
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   99.1              Press Release, dated April 9, 2003

   99.2 Stock Purchase Agreement, dated as of April 9, 2003, by and among The News Corporation Limited, Hughes Electronics Corporation and General Motors Corporation

   99.3 Agreement and Plan of Merger, dated as of April 9, 2003, by and among Hughes Electronics Corporation, The News Corporation Limited, and GMH Merger Sub, Inc.

   99.4 Separation Agreement, dated as of April 9, 2003, by and between General Motors Corporation and Hughes Electronics Corporation

   99.5 Form of Amended and Restated Certificate of Incorporation of Hughes Electronics Corporation

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HUGHES ELECTRONICS CORPORATION

Date: April 14, 2003                    By: /s/ MICHAEL J. GAINES
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                                            Name:  Michael J. Gaines
                                            Title: Corporate Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Exhibit
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99.1             Press Release, dated April 9, 2003

99.2 Stock Purchase Agreement, dated as of April 9, 2003, by and among The News Corporation Limited, Hughes Electronics Corporation and General Motors Corporation

99.3 Agreement and Plan of Merger, dated as of April 9, 2003, by and among Hughes Electronics Corporation, The News Corporation Limited, and GMH Merger Sub, Inc.

99.4 Separation Agreement, dated as of April 9, 2003, by and between General Motors Corporation and Hughes Electronics Corporation

99.5 Form of Amended and Restated Certificate of Incorporation of Hughes Electronics Corporation